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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of Chestnut Street Exchange Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 20, 2003              /s/ Edward J. Roach
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                                      Edward J. Roach, President & Treasurer
                                      (principal executive and principal
                                      financial officer)